UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2019

AEGLEA BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37722	46-4312787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 S. MoPac Expressway Barton Oaks Plaza One Suite 250 Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

(512) 942-2935

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	AGLE	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure.

On September 3, 2019, Aeglea BioTherapeutics, Inc. (the “Company”) issued a press release announcing updated clinical data on the completed Phase 1/2 and ongoing Phase 2 open-label extension trial for pegzilarginase in patients with Arginase 1 Deficiency, which will be presented in poster format at the Society for the Study of Inborn Errors of Metabolism (“SSIEM”) Annual Symposium held in Rotterdam, Netherlands, from September 3-6, 2019. The Company will also host a clinical update conference call on September 3, 2019, at 9:00 a.m. Eastern Time, regarding the Company’s completed Phase 1/2 and ongoing Phase 2 open-label extension data presented at SSIEM. In addition, the Company updated its corporate presentation for investors regarding the Company’s completed Phase 1/2 and ongoing Phase 2 open-label extension data presented at SSIEM. A copy of the press release, presentation posters, and corporate presentation are attached as Exhibits 99.1, 99.2, 99.3, and 99.4, respectively, to this Current Report on Form 8-K. The presentation posters and corporate presentation will each be available on the Company’s website in the Events & Presentations section at www.aegleabio.com.

The information furnished with this report, including Exhibits 99.1, 99.2, 99.3, and 99.4, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On September 3, 2019, the Company announced positive 20-dose data on 14 patients from the Company’s completed Phase 1/2 trial and ongoing Phase 2 open-label extension (OLE) trial for pegzilarginase in patients with Arginase 1 Deficiency (ARG1-D) at SSIEM.

Highlights of the poster presentation, entitled “Sustained Lowering of High Plasma Arginine Levels in ARG1-D with Pegzilarginase Is Accompanied by Improvements in Disease Manifestations,” include:

•	Data from all patients following 20 doses of pegzilarginase continued to demonstrate marked and sustained reductions in plasma arginine;
•	79% (11 of 14) of patients were clinical responders, using mobility assessment components that correspond with the pivotal PEACE trial secondary endpoint; and
•

Pegzilarginase was well tolerated and the rates of treatment-related adverse events decreased over time. Serious adverse events included hypersensitivity and hyperammonemia, which were infrequent, managed with standard treatment and did not lead to any patient discontinuations.

The Company believes the improvements in arginine control and evidence of clinical benefit following pegzilarginase treatment provide further validation of the key endpoints and design elements of the pivotal Phase 3 PEACE trial and that the Phase 1/2 and OLE trials demonstrate the value of utilizing only 3 mobility assessment tools (6MWT, GMFM-D, or GMFM-E) to capture the clinical benefit of pegzilarginase.

Additionally, the Company announced that 10 patients have been dosed subcutaneously (sc) with pegzilarginase in the ongoing OLE trial in patients with ARG1-D. Highlights include:

•	Subcutaneous administration of pegzilarginase controls plasma arginine similarly to IV administration, providing potential additional advantages such as improving compliance and/or convenience;
•	Pegzilarginase (sc) was well tolerated, with only four mild injection site reactions related to pegzilarginase in more than 200 injections to date; and
•	All 10 eligible patients switched to, and remain on, pegzilarginase (sc), with no patient discontinuations.

In June, the Company announced the dosing of the first patient in its pivotal PEACE trial, which is intended to further evaluate the efficacy and safety of pegzilarginase. The Company expects to continue discussions with the FDA on the pegzilarginase program and our next steps in the fourth quarter of 2019 or first quarter of 2020.  The Company also expects to report topline data from the pivotal PEACE trial in the first quarter of 2021.

This current report contains "forward-looking" statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. These statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from what the Company expects. Examples of forward-looking statements include, among others, statements the Company makes regarding its cash forecasts, the timing and success of its clinical trials and related data, the timing and expectations for regulatory submissions and approvals, timing and results of meetings with regulators, the potential for expeditated development and review of pegzilarginase as of a result of the Breakthrough Therapy designation, the timing of announcements and updates relating to the Company’s clinical trials and related data, its ability to enroll patients into its clinical trials, success in collaborations and the potential therapeutic benefits and economic value of the Company’s lead product candidate or other product candidates. Further information on potential risk factors that could affect our business and its financial results are detailed in the Company’s most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 filed with the Securities and Exchange Commission (SEC), and other reports as filed with the SEC. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Aeglea BioTherapeutics, Inc. on September 3, 2019
99.2	Presentation Poster
99.3	Presentation Poster
99.4	Corporate Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGLEA BIOTHERAPEUTICS, INC.

Date: September 3, 2019	By:	/s/ Charles N. York II
Charles N. York II
Chief Financial Officer

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